Collateral Stratification Report
                             MALT02-1 UBS Portfolio
                                   UBS; DEAL
================================================================================

--------------------------------------------------------------------------------
Pool Summary                  COUNT                     UPB                    %
--------------------------------------------------------------------------------
Conforming                      718         $111,451,661.20               39.01%
Non Conforming                  389          174,229,485.27                60.99
--------------------------------------------------------------------------------
Total:                         1107         $285,681,146.47              100.00%
--------------------------------------------------------------------------------
Data as of Date: 2002-07-01
AVG UPB: $258,067.88
GROSS WAC: 7.3825%
NET WAC: 7.133%
% SF/PUD: 84.81%
% FULL/ALT: 33.09%
% CASHOUT: 28.71%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.24%
WA LTV: 73.47%
% FICO > 679: 80.73%
% NO FICO: 0.19%
WA FICO: 717
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.49%
CALIFORNIA %: 44.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                     COUNT                  UPB                    %
--------------------------------------------------------------------------------
Fixed                             1085      $283,121,347.66               99.10%
N/                                  22         2,559,798.81                 0.90
--------------------------------------------------------------------------------
Total:                            1107      $285,681,146.47              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Balance                 COUNT                  UPB                    %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                  48        $1,929,268.96                0.68%
$50,000.01 - $100,000.00           163        12,766,396.82                 4.47
$100,000.01 - $150,000.00          190        24,120,901.72                 8.44
$150,000.01 - $200,000.00          122        21,417,405.05                 7.50
$200,000.01 - $250,000.00           90        20,253,402.59                 7.09
$250,000.01 - $300,000.00           81        22,525,992.47                 7.89
$300,000.01 - $350,000.00          102        33,148,507.52                11.60
$350,000.01 - $400,000.00          108        40,827,705.83                14.29
$400,000.01 - $450,000.00           54        23,211,513.01                 8.12
$450,000.01 - $500,000.00           47        22,153,956.04                 7.75
$500,000.01 - $550,000.00           43        22,784,743.85                 7.98
$550,000.01 - $600,000.00           17         9,893,199.51                 3.46
$600,000.01 - $650,000.00           27        17,146,719.08                 6.00
$650,000.01 - $700,000.00            1           670,417.79                 0.23
$700,000.01 - $750,000.00            3         2,213,399.11                 0.77
$750,000.01 - $800,000.00            4         3,101,172.69                 1.09
$800,000.01 - $850,000.00            2         1,688,840.90                 0.59
$900,000.01 - $950,000.00            1           929,326.89                 0.33
$950,000.01 - $1,000,000.00          2         1,995,110.68                 0.70
$1,000,000.01 >=                     2         2,903,165.96                 1.02
--------------------------------------------------------------------------------
Total:                            1107      $285,681,146.47              100.00%
--------------------------------------------------------------------------------
Minimum: $15,000.00
Maximum: $1,500,000.00
Average: $258,655.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Unpaid Balance                   COUNT                  UPB                    %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                613       $80,487,375.14               28.17%
$250,000.01 - $300,000.00           83        23,125,476.02                 8.09
$300,000.01 - $350,000.00          100        32,549,023.97                11.39
$350,000.01 - $400,000.00          110        41,627,153.66                14.57
$400,000.01 - $450,000.00           55        23,711,226.67                 8.30
$450,000.01 - $500,000.00           44        20,854,794.55                 7.30
$500,000.01 - $550,000.00           43        22,784,743.85                 7.98
$550,000.01 - $600,000.00           17         9,893,199.51                 3.46
$600,000.01 - $650,000.00           27        17,146,719.08                 6.00
$650,000.01 - $700,000.00            1           670,417.79                 0.23
$700,000.01 - $750,000.00            3         2,213,399.11                 0.77
$750,000.01 - $800,000.00            4         3,101,172.69                 1.09
$800,000.01 - $850,000.00            2         1,688,840.90                 0.59
$900,000.01 - $950,000.00            1           929,326.89                 0.33
$950,000.01 - $1,000,000.00          2         1,995,110.68                 0.70
$1,000,000.01 >=                     2         2,903,165.96                 1.02
--------------------------------------------------------------------------------
Total:                            1107      $285,681,146.47              100.00%
--------------------------------------------------------------------------------
Minimum: $14,978.21
Maximum: $1,498,858.62
Average: $258,067.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Rate                       COUNT                  UPB                    %
--------------------------------------------------------------------------------
6.001% - 6.250%                      1          $381,273.20                0.13%
6.251% - 6.500%                      5           869,650.66                 0.30
6.501% - 6.750%                     21         6,460,234.32                 2.26
6.751% - 7.000%                    138        41,261,334.83                14.44
7.001% - 7.250%                    233        60,008,857.67                21.01
7.251% - 7.500%                    394       110,525,716.41                38.69
7.501% - 7.750%                    176        47,286,917.90                16.55
7.751% - 8.000%                     49         6,670,720.34                 2.34
8.001% - 8.250%                     25         3,667,258.91                 1.28
8.251% - 8.500%                     53         6,756,703.04                 2.37
8.501% - 8.750%                     11         1,662,870.73                 0.58
8.751% - 9.000%                      1           129,608.46                 0.05
--------------------------------------------------------------------------------
Total:                            1107      $285,681,146.47              100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 9.000%
Weighted Average: 7.383%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Rate                         COUNT                  UPB                    %
--------------------------------------------------------------------------------
5.751% - 6.000%                      1          $381,273.20                0.13%
6.001% - 6.250%                      5           869,650.66                 0.30
6.251% - 6.500%                     21         6,460,234.32                 2.26
6.501% - 6.750%                    138        41,261,334.83                14.44
6.751% - 7.000%                    233        60,008,857.67                21.01
7.001% - 7.250%                    394       110,525,716.41                38.69
7.251% - 7.500%                    176        47,286,917.90                16.55
7.501% - 7.750%                     49         6,670,720.34                 2.34
7.751% - 8.000%                     25         3,667,258.91                 1.28
8.001% - 8.250%                     53         6,756,703.04                 2.37
8.251% - 8.500%                     11         1,662,870.73                 0.58
8.501% - 8.750%                      1           129,608.46                 0.05
--------------------------------------------------------------------------------
Total:                            1107      $285,681,146.47              100.00%
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 8.750%
Weighted Average: 7.133%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                             MALT02-1 UBS Portfolio
                                   UBS; DEAL
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity            COUNT                  UPB                %
--------------------------------------------------------------------------------
181 - 240                                5          $561,873.84            0.20%
241 - 300                                1            70,917.43             0.02
360 - 360                             1101       285,048,355.20            99.78
--------------------------------------------------------------------------------
Total:                                1107      $285,681,146.47          100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT                  UPB                %
--------------------------------------------------------------------------------
181 - 240                                5          $561,873.84            0.20%
241 - 300                                1            70,917.43             0.02
301 - 359                             1101       285,048,355.20            99.78
Total:                                1107      $285,681,146.47          100.00%
--------------------------------------------------------------------------------
Minimum: 237
Maximum: 359
Weighted Average: 357
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seasoning                            COUNT                  UPB                %
--------------------------------------------------------------------------------
1 - 1                                  213       $56,692,596.50           19.84%
2 - 2                                  527       132,195,148.89            46.27
3 - 3                                  289        78,537,857.30            27.49
4 - 4                                   46        10,598,562.42             3.71
5 - 5                                    8         1,927,600.56             0.67
6 - 6                                   10         2,968,067.80             1.04
7 - 12                                  14         2,761,313.00             0.97
--------------------------------------------------------------------------------
Total:                                1107      $285,681,146.47          100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 12
Weighted Average: 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO Scores                          COUNT                  UPB                %
--------------------------------------------------------------------------------
0 - 0                                    4          $549,959.35            0.19%
440 - 449                                1           504,732.97             0.18
590 - 599                                1           271,798.13             0.10
600 - 609                                2           672,027.35             0.24
610 - 619                                2           712,226.53             0.25
620 - 629                               12         2,996,699.32             1.05
630 - 639                               19         5,541,541.16             1.94
640 - 649                               28         7,387,858.83             2.59
650 - 659                               41        10,546,987.82             3.69
660 - 669                               45        12,016,756.18             4.21
670 - 679                               52        13,847,415.51             4.85
680 - 689                              109        26,717,571.30             9.35
690 - 699                               93        23,421,042.20             8.20
700 - 709                               96        24,319,146.45             8.51
710 - 719                               90        21,602,997.09             7.56
720 - 729                               91        26,714,296.24             9.35
730 - 739                               72        16,862,204.79             5.90
740 - 749                               59        16,704,346.37             5.85
750 - 759                               68        17,629,220.13             6.17
760 - 769                               69        15,869,864.02             5.56
770 - 779                               55        13,752,962.72             4.81
780 - 789                               50        13,860,926.75             4.85
790 - 799                               34         9,072,887.94             3.18
800 - 809                               11         3,184,640.35             1.11
810 - 819                                3           921,036.97             0.32
--------------------------------------------------------------------------------
Total:                                1107      $285,681,146.47          100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 819
Weighted Average: 717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                  UPB                %
--------------------------------------------------------------------------------
10.01% - 15.00%                          2           $74,932.55            0.03%
20.01% - 25.00%                          6         1,728,909.55             0.61
25.01% - 30.00%                          4           642,671.33             0.22
30.01% - 35.00%                          9         2,078,531.77             0.73
35.01% - 40.00%                         13         3,481,438.18             1.22
40.01% - 45.00%                         14         3,152,832.89             1.10
45.01% - 50.00%                         19         4,448,916.53             1.56
50.01% - 55.00%                         37        10,412,072.35             3.64
55.01% - 60.00%                         51        17,214,959.64             6.03
60.01% - 65.00%                         54        17,796,340.30             6.23
65.01% - 70.00%                         94        26,894,255.84             9.41
70.01% - 75.00%                        141        36,466,121.02            12.76
75.01% - 80.00%                        490       129,785,812.30            45.43
80.01% - 85.00%                         19         4,010,231.74             1.40
85.01% - 90.00%                        127        23,233,345.92             8.13
90.01% - 95.00%                         19         3,059,987.08             1.07
95.01% - 100.00%                         8         1,199,787.48             0.42
--------------------------------------------------------------------------------
Total:                                1107      $285,681,146.47          100.00%
--------------------------------------------------------------------------------
Minimum: 12.77%
Maximum: 100.00%
Weighted Average: 73.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                             MALT02-1 UBS Portfolio
                                   UBS; DEAL
================================================================================

--------------------------------------------------------------------------------
DTI                                     COUNT                  UPB             %
--------------------------------------------------------------------------------
(less than)= 0.000%                       328       $70,383,464.43        24.64%
1.001% - 6.000%                             6         1,165,948.14          0.41
6.001% - 11.000%                            6         1,273,410.78          0.45
11.001% - 16.000%                          17         4,881,048.09          1.71
16.001% - 21.000%                          44         9,051,266.57          3.17
21.001% - 26.000%                          62        15,238,059.15          5.33
26.001% - 31.000%                         105        29,232,616.18         10.23
31.001% - 36.000%                         203        54,072,579.85         18.93
36.001% - 41.000%                         220        64,170,159.71         22.46
41.001% - 46.000%                          92        29,450,458.78         10.31
46.001% - 51.000%                          19         5,558,362.24          1.95
51.001% - 56.000%                           3           741,350.73          0.26
56.001% - 61.000%                           1           249,381.63          0.09
76.001% - 81.000%                           1           213,040.19          0.07
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 77.20%
Weighted Average: 34.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration                COUNT                  UPB             %
--------------------------------------------------------------------------------
California                                370      $126,959,370.83        44.44%
New York                                   46        16,053,490.72          5.62
Florida                                    88        15,686,336.13          5.49
Colorado                                   45        13,289,885.10          4.65
Maryland                                   39         9,669,767.73          3.38
Georgia                                    43         9,544,002.61          3.34
New Jersey                                 37         8,526,007.31          2.98
Illinois                                   36         7,936,068.80          2.78
Massachusetts                              31         7,696,562.95          2.69
Washington                                 29         6,879,960.73          2.41
Texas                                      31         6,704,621.34          2.35
Arizona                                    31         6,062,012.21          2.12
Oregon                                     27         6,008,423.93          2.10
Virginia                                   20         5,308,763.66          1.86
Pennsylvania                               34         4,841,539.60          1.69
Minnesota                                  11         3,562,800.52          1.25
Connecticut                                13         3,126,734.58          1.09
North Carolina                             10         2,237,325.47          0.78
Nevada                                     14         2,227,682.97          0.78
South Carolina                              5         2,021,417.47          0.71
Ohio                                       16         1,879,787.43          0.66
Rhode Island                               10         1,784,246.80          0.62
Hawaii                                      4         1,698,856.55          0.59
Missouri                                   15         1,688,294.69          0.59
District of Columbia                        4         1,659,762.33          0.58
Indiana                                    23         1,647,685.00          0.58
New Mexico                                  5         1,426,073.13          0.50
Michigan                                   10         1,372,193.62          0.48
Idaho                                       6         1,074,759.55          0.38
New Hampshire                               7           988,276.41          0.35
Kansas                                      7           984,741.36          0.34
Tennessee                                   5           938,497.08          0.33
Oklahoma                                    8           780,850.77          0.27
Utah                                        4           768,638.17          0.27
Maine                                       4           514,689.74          0.18
Louisiana                                   5           478,719.94          0.17
Wisconsin                                   3           463,881.00          0.16
Wyoming                                     1           319,265.02          0.11
Iowa                                        3           318,207.13          0.11
Montana                                     3           258,509.66          0.09
Kentucky                                    3           215,581.48          0.08
North Dakota                                1            76,854.95          0.03
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
North-South CA                          COUNT                  UPB             %
--------------------------------------------------------------------------------
North CA                                  151       $53,797,156.97        18.83%
South CA                                  219        73,162,213.86         25.61
States Not CA                             737       158,721,775.64         55.56
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Zip Code Concentration                  COUNT                  UPB             %
--------------------------------------------------------------------------------
93405                                       5        $2,150,423.72         0.75%
20854                                       5         2,016,836.91          0.71
90274                                       2         1,931,439.22          0.68
94941                                       4         1,689,966.52          0.59
92629                                       4         1,689,293.93          0.59
Other                                    1087       276,203,186.17         96.68
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Purpose                            COUNT                  UPB             %
--------------------------------------------------------------------------------
Purchase                                  578      $137,946,879.79        48.29%
Cash Out Refi                             303        82,026,938.91         28.71
Rate/Term Refi                            226        65,707,327.77         23.00
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Document Type                           COUNT                  UPB             %
--------------------------------------------------------------------------------
NIV                                       234       $80,414,568.01        28.15%
Full                                      333        76,422,397.76         26.75
Stated Inc/ Full Asset                    261        52,119,046.63         18.24
Streamline doc                             68        28,217,969.81          9.88
Alt                                       102        18,101,111.90          6.34
No Doc                                     41         9,809,260.87          3.43
No Income/No Ratio                         15         5,938,197.58          2.08
No Income, No Asset                        20         5,061,940.16          1.77
Quick                                      10         3,148,801.58          1.10
Asset Verification                          8         2,865,414.30          1.00
Reduced Doc/No Ratio                       12         2,668,814.05          0.93
Low/Limited                                 3           913,623.82          0.32
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                           COUNT                  UPB             %
--------------------------------------------------------------------------------
1-Family                                  499      $116,094,133.87        40.64%
Single Family Detached                    235        74,600,182.79         26.11
PUD (Detached)                             86        33,658,883.19         11.78
PUD                                        82        15,870,582.71          5.56
2-Family                                   47        14,161,815.94          4.96
4-Family                                   41         9,820,843.98          3.44
3-Family                                   37         7,317,217.63          2.56
Condo                                      28         5,496,760.71          1.92
Low-rise Condo                             15         2,452,981.11          0.86
Condo (less than) 5 Floors                 20         2,450,353.79          0.86
PUD (Attached)                              7         1,686,142.81          0.59
Town House                                  1           548,767.79          0.19
High-rise Condo                             1           518,805.62          0.18
Mfctrd Housing                              4           468,607.40          0.16
Single Family Attached                      3           387,448.64          0.14
Condo, Mid Rise                             1           147,618.49          0.05
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                             MALT02-1 UBS Portfolio
                                   UBS; DEAL
================================================================================

--------------------------------------------------------------------------------
Occupancy                               COUNT                  UPB             %
--------------------------------------------------------------------------------
Primary                                   868      $250,410,280.94        87.65%
Investor                                  211        30,043,616.75         10.52
Secondary                                  28         5,227,248.78          1.83
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                      COUNT                  UPB             %
--------------------------------------------------------------------------------
12                                          2        $1,118,273.34         0.39%
30                                          1           584,150.49          0.20
36                                          1           136,581.94          0.05
60                                         32         8,139,979.02          2.85
N                                        1071       275,702,161.68         96.51
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------
wa TERM: 1.835
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Balloon Flag                            COUNT                  UPB             %
--------------------------------------------------------------------------------
N                                        1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Ins.                           COUNT                  UPB             %
--------------------------------------------------------------------------------
Amerin - Borrower Paid                      1          $145,007.76         0.05%
Curr LTV (less than) 80%                  934       254,177,794.25         88.97
GEMIC                                      11         2,409,537.93          0.84
MGIC                                       20         3,836,364.19          1.34
MTG Guaranty                                2           264,343.98          0.09
Old Republic                                4           843,164.90          0.30
PMI Mortgage Insurance                     44         6,554,847.08          2.29
Radian                                     43         9,800,853.87          3.43
Republic Mortgage                          27         4,446,185.70          1.56
Res. Mtg. Ins. Company                      1            93,204.66          0.03
United Guaranty                            16         2,412,837.66          0.84
Unknown                                     4           697,004.49          0.24
--------------------------------------------------------------------------------
Total:                                   1107      $285,681,146.47       100.00%
--------------------------------------------------------------------------------
% LTV (greater than) 80 NO MI: 0.24%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================